UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________
FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2026
 _____________________________
Medtronic plc
(Exact name of Registrant as Specified in its Charter)
  _____________________________

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building Two
Parkmore Business Park West
Galway, Ireland
(Address of principal executive offices) (Zip Code)
+353 1 438-1700
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares, par value $0.0001 per share	MDT	New York Stock Exchange
1.125% Senior Notes due 2027	MDT/27	New York Stock Exchange
0.375% Senior Notes due 2028	MDT/28	New York Stock Exchange
3.000% Senior Notes due 2028	MDT/28A	New York Stock Exchange
3.650% Senior Notes due 2029	MDT/29	New York Stock Exchange
2.950% Senior Notes due 2030	MDT/30	New York Stock Exchange
1.625% Senior Notes due 2031	MDT/31	New York Stock Exchange
1.000% Senior Notes due 2031	MDT/31A	New York Stock Exchange
3.125% Senior Notes due 2031	MDT/31B	New York Stock Exchange
0.750% Senior Notes due 2032	MDT/32	New York Stock Exchange
3.375% Senior Notes due 2034	MDT/34	New York Stock Exchange
3.875% Senior Notes due 2036	MDT/36	New York Stock Exchange
2.250% Senior Notes due 2039	MDT/39A	New York Stock Exchange
1.500% Senior Notes due 2039	MDT/39B	New York Stock Exchange
1.375% Senior Notes due 2040	MDT/40A	New York Stock Exchange
4.150% Senior Notes due 2043	MDT/43A	New York Stock Exchange
4.200% Senior Notes due 2045	MDT/45	New York Stock Exchange
1.750% Senior Notes due 2049	MDT/49	New York Stock Exchange
1.625% Senior Notes due 2050	MDT/50	New York Stock Exchange
4.150% Senior Notes due 2053	MDT/53	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 15, 2026, the Board of Directors (the "Board") of Medtronic plc (the “Company”) approved the appointment of Michael Marinaro, Executive Vice President and President, Medical Surgical Portfolio, Americas, and Global Commercial Operations to the role of President, Medtronic, effective October 14, 2026. In this expanded role, Mr. Marinaro will continue with his current responsibilities, in addition to exercising oversight responsibility for the Company’s Greater China operations, which will continue to be managed locally by Alex Gu, Senior Vice President and President, Greater China. Mr. Marinaro will continue to report to Geoffrey S. Martha, who will continue to serve as the Company’s Chairman of the Board of Directors and Chief Executive Officer.
In connection with Mr. Marinaro’s appointment as President, Medtronic, the Compensation and Talent Committee (the "Committee") of the Board approved changes to his compensation, including an increase in Mr. Marinaro's annual base salary to $1,000,000 for all of fiscal year 2027. Mr. Marinaro's target annual incentive opportunity under the Medtronic Incentive Plan will continue to equal 100% of his annual base salary. In addition, the Committee approved supplemental fiscal year 2027 long-term incentive awards with an aggregate target value of approximately $3.25 million, consisting of (i) a performance share unit award with a target value of $1.625 million, (ii) a stock option award with a grant date value of $975,000 and (iii) a restricted stock unit award with a value of $650,000, each to be granted on November 2, 2026 pursuant to the Company’s 2021 Medtronic plc Long-Term Incentive Plan (the "Plan"). The performance share unit award will vest on April 27, 2029 based on the Company’s fiscal year 2027 through fiscal year 2029 performance. The stock option award will vest in four equal annual installments beginning August 3, 2027, and will have a ten-year term. The restricted stock unit award will vest in full on August 3, 2029. The awards are subject to the terms and conditions of the applicable award agreements and the Plan.

Item 5.07.	Submission of Matters to a Vote of Security Holders
On October 15, 2026, the Company held its Annual General Meeting in order to: (1) elect, by separate resolutions, twelve directors, each to hold office until the 2027 Annual General Meeting of the Company and until his or her successor is elected; (2) ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2027 and authorize, in a binding vote, the Company’s Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration; (3) approve, in a non-binding advisory vote, the compensation of the Company's named executive officers; (4) renew the Board’s authority to issue shares; (5) renew the Board’s authority to opt out of pre-emption rights; and (6) authorize the Company and any subsidiary of the Company to make overseas market purchases of Medtronic ordinary shares.
At the close of business on August 21, 2026, the record date for the Annual General Meeting, 1,279,980,861 Company ordinary shares, par value $0.0001 per share (“ordinary shares”), were outstanding and entitled to vote. The holders of a total of 1,116,484,432 ordinary shares were present at the Annual General Meeting, either in person or by proxy, constituting a quorum.

The final voting results and the votes used to determine the results for each proposal are set forth below:
1.The shareholders elected, by separate resolutions, each of the twelve nominees to the Board of Directors to hold office until the 2027 Annual General Meeting of the Company and until his or her successor is elected, as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Craig Arnold	836,722,939	162,390,057	2,507,270	114,864,166
Scott C. Donnelly	936,917,038	64,069,780	633,448	114,864,166
Lidia L. Fonseca	951,681,008	48,656,066	1,283,192	114,864,166
John P. Groetelaars	945,082,041	55,865,998	672,227	114,864,166
Randall J. Hogan, III	957,360,867	43,601,371	658,028	114,864,166
William R. Jellison	992,612,800	8,359,017	648,449	114,864,166
Joon S. Lee, M.D.	990,968,796	10,046,047	605,423	114,864,166
Gregory P. Lewis	983,300,542	17,675,905	643,819	114,864,166
Kevin E. Lofton	990,233,684	10,780,071	606,511	114,864,166
Geoffrey S. Martha	932,823,586	65,265,168	3,531,512	114,864,166
Elizabeth G. Nabel, M.D.	948,053,173	53,008,869	558,224	114,864,166
Kendall J. Powell	883,777,900	116,166,175	1,676,191	114,864,166
2. The shareholders ratified, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as Medtronic’s independent auditor for fiscal year 2027 and authorized, in a binding vote, the Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration.

FOR	AGAINST	ABSTAIN
1,008,390,318	107,394,197	699,917
3. The shareholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
936,336,164	62,496,763	2,787,339	114,864,166
4. The shareholders approved renewal of the Board’s authority to issue shares under Irish law.

FOR	AGAINST	ABSTAIN
1,100,821,210	14,299,857	1,363,365
5. The shareholders approved renewal of the Board’s authority to opt out of pre-emption rights under Irish law.

FOR	AGAINST	ABSTAIN
1,036,661,831	75,816,920	4,005,681
6. The shareholders authorized the Company and any subsidiary of the Company to make overseas market purchases of Medtronic ordinary shares.

FOR	AGAINST	ABSTAIN
1,081,959,682	31,665,910	2,858,840

Item 7.01.	Regulation FD Disclosure
On October 15, 2026, the Company announced that the exchange offer relating to the separation of MiniMed Group, Inc. had settled and that the separation was complete. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Exhibits.
(d) List of Exhibits

Exhibit Number	Description
99.1	Press Release dated October 15, 2026.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medtronic plc

Date: October 19, 2026	By	/s/ Michelle Quinn
Michelle Quinn
Executive Vice President, General Counsel and Corporate Secretary